UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 9, 2020
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VIVINT SMART HOME, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4931 North 300 West
Provo, UT 84604
(Address of Principal Executive Offices) (Zip Code)
(801) 377-9111
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	VVNT WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2020, Vivint Smart Home, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 147,175,637 shares of the Company’s Class A common stock, or approximately 82.72% of the 177,901,334 shares entitled to vote at the Annual Meeting, were present in person or by proxy and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 27, 2020.

Item 1—Election of Directors. The stockholders elected the three individuals listed below as Class I directors to serve on the Company’s Board of Directors, each to serve for a three-year term expiring in 2023. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Todd R. Pedersen	146,162,478	28,537	984,622
David F. D’Alessandro	146,187,897	3,118	984,622
Joseph S. Tibbetts, Jr.	146,188,878	2,137	984,622

Item 2—Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
147,169,189	4,243	2,205	N/A

Item 3—Advisory Vote on Compensation of Named Executive Officers. The stockholders approved, on a non-binding and advisory basis, the compensation of the named executive officers of the Company. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
146,120,723	67,806	2,486	984,622

Item 4—Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers. The stockholders approved, on a non-binding and advisory basis, the frequency of the non-binding, advisory vote on the compensation of the named executive officers of the Company. The voting results were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
146,131,507	1,658	56,447	1,403	984,622

Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors, the Board has determined that future “say-on-pay” advisory votes will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of “say-on-pay” votes, or until the Board otherwise determines a different frequency for such non-binding votes. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2021 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name: Shawn J. Lindquist
Title: Chief Legal Officer and Secretary
Date: June 10, 2020